DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT
 DEBT

A summary of our debt and capital leases is as follows (in thousands):

	December 31, 2012	December 31, 2011
Senior secured credit facility due 2015	$13,300	$—
Senior secured credit facility due 2014	—	15,116
Convertible secured notes due 2015, net of discount	46,142	43,844
Notes payable and other financing	4,017	1,687
Capital leases	—	439
	63,459	61,086
Less: current maturities	1,861	615
Total long-term debt	$61,598	$60,471

The carrying value of outstanding amounts under our 2012 Revolving Facility and 2010 Credit Agreement (as defined below) approximates fair value due to the floating interest rate, and the fair value of our Convertible Notes was approximately $68.8 million, including the embedded derivative of $17.2 million, at December 31, 2012, and was $53.8 million, including the embedded derivative of $1.6 million, at December 31, 2011. The weighted average interest rate for the 2012 Credit Agreement was 4.08% as of December 31, 2012. The weighted average interest rate for the Convertible Notes was 17.38% as of December 31, 2012.

The principal amounts due under our debt agreements as of December 31, 2012, for the next five years are as follows (in thousands):

Year ending December 31,
2013	$1,861
2014	1,807
2015	68,649
2016	—
2017	—
Later years	—
$72,317

Senior Secured Credit Facility due 2015

On August 31, 2012, we and certain of our subsidiaries entered into a Loan and Security Agreement, or the 2012 Credit Agreement, with certain financial institutions named therein, as lenders, or the Lenders, and Bank of America, N.A. as agent and sole lead arranger, or the Administrative Agent, which provides for an $80.0 million asset-based revolving credit facility, referred to as the 2012 Revolving Facility. The 2012 Credit Agreement expires on July 1, 2015 and may be prepaid from time to time without penalty or premium. As of December 31, 2012, we had $13.3 million of outstanding borrowings and $12.2 million of undrawn standby letters of credit under the 2012 Revolving Facility. As of December 31, 2012, we had net borrowing availability of $52.4 million.

Our actual maximum credit availability under the 2012 Revolving Facility varies from time to time and is determined by calculating a borrowing base, which is based on the value of our eligible accounts receivable, inventory and vehicles, which serve as priority collateral on the facility, minus reserves imposed by the Lenders and other adjustments, all as specified in the 2012 Credit Agreement. The 2012 Credit Agreement also contains a provision for discretionary over-advances and involuntary protective advances by Lenders of up to $8 million in excess of the 2012 Revolving Facility commitments. The 2012 Credit Agreement provides for swingline loans, up to a $10 million sublimit, and letters of credit, up to a $30 million sublimit. The 2012 Credit Agreement also includes an uncommitted accordion feature of up to $45 million in the aggregate allowing for future incremental borrowings, subject to certain conditions, including the modification of the Indenture.

Advances under the 2012 Revolving Facility are in the form of either base rate loans or “LIBOR Loans” denominated in U.S. dollars. The interest rate for base rate loans denominated in U.S. dollars fluctuates and is equal to the greater of (a) Bank of America’s prime rate; (b) the Federal funds rate, plus 0.50%; or (c) the rate per annum for a 30 days interest period equal to the British Bankers Association LIBOR Rate, as published by Reuters at approximately 11:00 a.m. (London time) two business days prior (“LIBOR”), plus 1.0%; in each case plus 1.50%. The interest rate for LIBOR Loans denominated in U.S. dollars is equal to the rate per annum for the applicable interest period equal to LIBOR, plus 2.75%. Issued and outstanding letters of credit are subject to a fee equal to 2.75%, a fronting fee equal to 0.125% per annum on the stated amount of such letter of credit, and customary charges associated with the issuance and administration of letters of credit. Among other fees, we pay a commitment fee of 0.375% per annum (due monthly) on the aggregate unused revolving commitments under the 2012 Revolving Facility.

Up to $30 million of the 2012 Revolving Facility is available for the issuance of letters of credit, and any such issuance of letters of credit will reduce the amount available for loans under the 2012 Revolving Facility. Advances under the 2012 Revolving Facility are limited by a borrowing base of (a) 90% of the face amount of eligible accounts receivable (reduced to 85% under certain circumstances), plus (b) ) the lesser of (i) 55% of the value of eligible inventory or (ii) 85% of the product of (x) the net orderly liquidation value of inventory divided by the value of the inventory and (y) multiplied by the value of eligible inventory, and (c) the lesser of (i) $20.0 million or (ii) the sum of (A) 85% of the net orderly liquidation value (as determined by the most recent appraisal) of eligible trucks plus (B) 80% of the cost of newly acquired eligible trucks since the date of the latest appraisal of eligible trucks minus (C) 85% of the net orderly liquidation value of eligible trucks that have been sold since the latest appraisal date and 85% of the depreciation amount applicable to eligible trucks since the date of the latest appraisal of eligible trucks, minus (D) such reserves as the Administrative Agent may establish from time to time in its permitted discretion. The Administrative Agent may, in its permitted discretion, reduce the advance rates set forth above, adjust reserves or reduce one or more of the other elements used in computing the borrowing base.

The 2012 Credit Agreement contains usual and customary negative covenants for transactions of this type, including, but not limited to, restrictions on our ability to consolidate or merge; substantially change the nature of our business; sell, lease or otherwise transfer any of our assets; create or incur indebtedness; create liens; pay dividends; and make investments or acquisitions. The negative covenants are subject to certain exceptions as specified in the 2012 Credit Agreement. The 2012 Credit Agreement also requires that we, upon the occurrence of certain events, maintain a fixed charge coverage ratio of at least 1.0 to 1.0 for each period of twelve calendar months, as determined in accordance with the 2012 Credit Agreement. For the trailing twelve month period ended December 31, 2012, our fixed charge coverage ratio was 2.97 to 1.0. As of December 31, 2012 the Company was in compliance with all covenants.

The 2012 Credit Agreement also includes customary events of default, including, among other things, payment default, covenant default, breach of representation or warranty, bankruptcy, cross-default, material ERISA events, a change of control of the Company, material money judgments and failure to maintain subsidiary guarantees.

Senior Secured Credit Facility due 2014

Simultaneously with entering into the 2012 Credit Agreement referenced above, we terminated the credit agreement that governed our Senior Secured Credit Facility due 2014, or the 2010 Credit Agreement, which previously provided for a $75.0 million asset-based revolving credit facility. See Note 10 for additional information.

Convertible Secured Notes due 2015

On August 31, 2010, we issued $55.0 million aggregate principal amount of Convertible Notes pursuant to a subscription offering contemplated by the Plan of Reorganization, also referred to as our Plan.  The Convertible Notes are governed by the Indenture, dated as of August 31, 2010. Under the terms of the Indenture, the Convertible Notes bear interest at a rate of 9.5% per annum and will mature on August 31, 2015. Interest payments are payable quarterly in cash in arrears. Additionally, we recorded a discount of approximately $13.6 million related to an embedded derivative that was bifurcated and separately valued (see Note 11). This discount is being accreted over the term of the Convertible Notes and included in interest expense.

Under the terms of the Indenture, we are required to meet a consolidated secured debt ratio test (as defined in the Indenture), which could restrict our ability to borrow the amount available under the 2012 Credit Agreement. The maximum consolidated secured debt ratio, as of the last day of each fiscal month, is shown below:

Consolidated
Period	Secured Debt Ratio
April 1, 2012 — March 31, 2013	7.50 : 1.00
April 1, 2013 — March 31, 2014	7.00 : 1.00
April 1, 2014 — March 31, 2015	6.75 : 1.00
April 1, 2015 — and thereafter	6.50 : 1.00

The consolidated secured debt ratio is the ratio of (a) our consolidated total indebtedness (as defined in the Indenture) on the date of determination that constitutes the Convertible Notes, any other pari passu lien obligations and any indebtedness incurred under the 2012 Credit Agreement (including any letters of credit issued thereunder) to (b) the aggregate amount of consolidated cash flow (as defined in the Indenture) for our most recent four fiscal quarters available at the date of determination. Based on our consolidated cash flows for the four fiscal quarters ended December 31, 2012, our consolidated secured debt ratio was 3.22 to 1.00. In the event that we are not able to meet this ratio in the future, we would need to seek an amendment to the Indenture to provide relief from this covenant.

The Convertible Notes are convertible, at the option of the holder, at any time on or prior to maturity, into shares of our common stock, at an initial conversion rate of 95.23809524 shares of Common Stock per $1,000 principal amount of Convertible Notes (the “Conversion Rate”).  The Conversion Rate is subject to adjustment to prevent dilution resulting from stock splits, stock dividends, combinations or similar events.  In connection with any such conversion, holders of the Convertible Notes to be converted shall also have the right to receive accrued and unpaid interest on such Convertible Notes to the date of conversion (the “Accrued Interest”).  We may elect to pay the Accrued Interest in cash or in shares of Common Stock in accordance with the terms of the Indenture.

In addition, if a “Fundamental Change of Control” (as defined in the Indenture) occurs prior to the maturity date, in addition to any conversion rights the holders of Convertible Notes may have, each holder of Convertible Notes will have (i) a make-whole provision calculated as provided in the Indenture pursuant to which each holder may be entitled to additional shares of Common Stock upon conversion; which we refer to as the Make Whole Premium, and (ii) an amount equal to the interest on such Convertible Notes that would have been payable from the date of the occurrence of such Fundamental Change of Control; which we refer to as the Fundamental Change of Control Date, through the third anniversary of the Effective Date, plus any accrued and unpaid interest from the Effective Date to the Fundamental Change of Control Date (the amount in this clause (ii); which we refer to as the Make Whole Payment).  We may elect to pay the Make Whole Payment in cash or in shares of Common Stock.

If the closing price of the Common Stock exceeds 150% of the Conversion Price (defined as $1,000 divided by the Conversion Rate) then in effect for at least 20 trading days during any consecutive 30-days trading period, or the Conversion Event, we may provide, at our option, a written notice, or the Conversion Event Notice, of the occurrence of the Conversion Event to each holder of Convertible Notes in accordance with the Indenture.  Except as set forth in an Election Notice (as defined below), the right to convert Convertible Notes with respect to the occurrence of the Conversion Event shall terminate on the date that is 46 days following the date of the Conversion Event Notice, or the Conversion Termination Date, such that the holder shall have a 45-days period in which to convert its Convertible Notes up to the amount of the Conversion Cap (as defined below).  Any Convertible Notes not converted prior to the Conversion Termination Date as a result of the Conversion Cap shall be, at the holder’s election and upon written notice to the Company, or the Election Notice, converted into shares of Common Stock on a date or dates prior to the date that is 180 days following the Conversion Termination Date.  The “Conversion Cap” means the number of shares of Common Stock into which the Convertible Notes are convertible and that would cause the related holder to “beneficially own” (as such term is used in the Exchange Act) more than 9.9% of the Common Stock at any time outstanding.

Any Convertible Notes not otherwise converted prior to the Conversion Termination Date or specified for conversion in an Election Notice shall be redeemable, in whole or in part, at our election at any time prior to maturity at par plus accrued and unpaid interest thereon to the Conversion Termination Date.

The Indenture contains certain covenants that restrict our ability to, among other things,

•	incur additional indebtedness or issue disqualified stock or preferred stock;

•	pay dividends or make other distributions or repurchase or redeem our stock or subordinated indebtedness or make investments;

•	sell assets and issue capital stock of our restricted subsidiaries;

•	incur liens;

•	enter into transactions with affiliates; and

•	consolidate, merge or sell all or substantially all of our assets.

The Convertible Notes are guaranteed by each of our existing, and will be guaranteed by each of our future, direct or indirect domestic restricted subsidiaries. In connection with the Indenture, on August 31, 2010, we and certain of our subsidiaries entered into a Pledge and Security Agreement, or the Pledge and Security Agreement, with the noteholder collateral agent. Pursuant to the Pledge and Security Agreement, the Convertible Notes and related guarantees are secured by first-priority liens on certain of the property and assets directly owned by the Company and each of the guarantors, including material owned real property, fixtures, intellectual property, capital stock of subsidiaries and certain equipment, subject to permitted liens (including a second-priority lien in favor of the Administrative Agent) with certain exceptions, including a limitation that the capital stock will constitute collateral securing the Convertible Notes only if the inclusion of such capital stock as collateral will not require us to file separate financial statements with the SEC pursuant to Rule 3-16 of Regulation S-X; which we refer to as the collateral cutback provision. In accordance with the collateral cutback provision, the collateral securing the Convertible Notes includes capital stock only to the extent that the applicable value of such capital stock is less than 20% of the principal amount of the notes outstanding. The applicable value of the capital stock of any subsidiary is deemed to be the greatest of its par value, book value or market value. Although we have not had an external third-party market valuation conducted as to the capital stock of our subsidiaries, we estimate that the value of the capital stock of the following subsidiaries and their respective parent companies exceeded 20% of the principal amount of the Convertible Notes as of December 31, 2012: Redi-Mix, LLC, Ingram Concrete, LLC, Eastern Concrete Materials, Inc., Central Concrete Supply Co., Inc., Bode Gravel Co., Bode Concrete, LLC, U.S. Concrete Texas Holdings, Inc., Alberta Investments, Inc. and USC Atlantic, Inc.  As a result, the pledge of the capital stock of these subsidiaries as it relates to the Convertible Notes is limited to capital stock of each such subsidiary with an applicable value of less than 20% of the outstanding principal amount of the Convertible Notes, or $11.0 million. The aggregate percentage of consolidated assets and revenues represented by these excluded subsidiaries as of December 31, 2012 is estimated to be 86% and 90%, respectively. As described above, assets of the excluded subsidiaries have been separately pledged as security for the Convertible Notes. The list of excluded subsidiaries was determined based upon internal company estimates of fair value and did not include third-party valuation of the subsidiaries, and should not be considered an indication as to what such subsidiaries might be able to be sold for in the market. The list of excluded subsidiaries may change as the applicable value of such capital stock or the outstanding principal amount of Convertible Notes changes. Obligations under the 2012 Revolving Facility and those in respect of hedging and cash management obligations owed to the lenders (and their affiliates) that are a party to the 2012 Credit Agreement; which we collectively refer to as the 2012 Revolving Facility Obligations, are secured by a second-priority lien on such collateral.

The Convertible Notes and related guarantees are also secured by a second-priority lien on the assets of the Company and the guarantors securing the 2012 Revolving Facility Obligations on a first-priority basis, including inventory (including as extracted collateral), accounts, certain specified mixer trucks, general intangibles (other than collateral securing the Convertible Notes on a first-priority basis), instruments, documents, cash, deposit accounts, securities accounts, commodities accounts, letter of credit rights and all supporting obligations and related books and records and all proceeds and products of the foregoing, subject to permitted liens and certain exceptions.